UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 21, 2004

BAY VIEW CAPITAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	001-14879	94-3078031

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1840 Gateway Drive, San Mateo, California	94404

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 312-7200

N/A

(Former name, former address, and former fiscal year, if changed since last report)

Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT 99.1

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Description
99.1	Bay View Capital Corporation’s earnings release for the quarter ended June 30, 2004 issued July 21, 2004

Item 12. Results of Operations and Financial Condition

     On July 21, 2004, Bay View Capital Corporation (the “Company”) issued a press release announcing the Company’s financial results for the quarter ended June 30, 2004 and the restatement of its fourth quarter 2003 and first quarter 2004 financial statements to reflect additional earnings in those periods. A copy of the press release is hereby furnished as Exhibit 99.1 to this report.

     The information in this Current Report on Form 8-K (including the exhibit incorporated into this Item 12 by reference) is being provided under Item 12 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAY VIEW CAPITAL CORPORATION
Registrant

DATE: July 27, 2004	BY:	/s/ John Okubo

John Okubo
Executive Vice President,
Chief Financial Officer

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